Proxy Statement Pursuant to Section 14(a) of the Securtities
                              Exchange Act of 1934

Filed by Registrant    [ X ]

Check the appropriate box:

 [ X }    Definitive Proxy Statement


                         CATSKILL FINANCIAL CORPORATION

                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box)

 [ X }   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

                                    CATSKILL
                              FINANCIAL CORPORATION
                                  341 Main St.

                            Catskill, New York 12414
                                 (518) 943-3600



                                                     September 4, 1996



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Catskill Financial Corporation (the "Company"), we cordially invite you to attend a Special Meeting of Stockholders of the Company. The meeting will be held at 3:15 p.m., New York time, on October 24, 1996 at the main office of the Company located at 341 Main Street, Catskill, New York 12414.

An important aspect of the meeting process is the stockholder vote on corporate business items. We urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1996 Stock Option and Incentive Plan and the 1996 Management Recognition Plan. The Board of Directors has carefully considered both of these proposals and believes that their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "For" both of the proposals.

Please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. We encourage you to return the proxy card even if you plan to attend the meeting. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

Sincerely,




Wilbur J. Cross
President, Chairman of the Board and
Chief Executive Officer

                         Catskill Financial Corporation
                                 341 Main Street
                            Catskill, New York 12414
                                 (518) 943-3600

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To be Held on October 24, 1996

     Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Catskill Financial Corporation (the "Company") will be held at the main office of the Company located at 341 Main Street, Catskill, New York 12414, at 3:15 p.m., Catskill New York time, on October 24, 1996.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The ratification of the adoption of the Company's 1996 Stock Option and Incentive Plan;

     2. The ratification of the adoption of the Company's 1996 Management Recognition Plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 26, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                                              Catskill, New York
                                                               September 4, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         Catskill Financial Corporation

                         SPECIAL MEETING OF STOCKHOLDERS
                                October 24, 1996

     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Catskill Financial Corporation (the "Company"), the parent company of Catskill Savings Bank (the "Bank"), of proxies to be used at the Special Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 341 Main Street, Catskill, New York 12414 on October 24, 1996, at 3:15 p.m., New York time, and all adjournments of the Meeting. The accompanying Notice of Special Meeting and this Proxy Statement are first being mailed to stockholders on or about September 4, 1996.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to ratify the adoption of the Catskill Financial Corporation 1996 Stock Option and Incentive Plan (the "Stock Option Plan") and the Catskill Financial Corporation 1996 Management Recognition Plan (the "MRP").

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of Special Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, including the adjournment of the Meeting, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment. Proxy cards marked in opposition to the two proposals will not be voted in favor of an adjournment to solicit additional votes in favor of the proposals.

     Proposals to ratify the adoption of the Stock Option Plan and the MRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. Proxies marked to abstain with respect to either such proposal and broker non-votes have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to David L. Guldenstern, Corporate Secretary, Catskill Financial Corporation, 341 Main Street, Catskill, New York 12414.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on August 26, 1996 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 5,686,750 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's board of directors, (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) during the fiscal period ended September 30, 1995 (the "Named Officers"); and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                          Shares Beneficially Owned             Percent
Beneficial Owner                                                             at August 26, 1996 (1)            of class
- ----------------                                                          -------------------------            --------
Catskill Financial Corporation Employee Stock Ownership Plan (2)                   454,940                       8.00%
341 Main Street, Catskill, New York  12414

Wilbur J. Cross, President                                                           1,501 (3)                     *
  Chairman of the Board and Chief Executive Officer
George P. Jones, Director                                                            4,425 (4)                     *
Richard A. Marshall, Director                                                       35,808 (5)                     *
Allan D. Oren, Director                                                             49,504                         *
Hugh J. Quigley, Director                                                            7,120 (6)                     *
Edward P. Stiefel, Esq., Director                                                   24,725                         *
Directors and executive officers of the Company and the Bank,
as a group (10 persons)                                                            143,655                       2.53%

* - less than 1.0%
- --------
1 Amount includes shares held directly,  as well as shares allocated to such  individuals  under  the  Catskill  Financial  Corporation  Employee  Stock
Ownership Plan ("ESOP"), shares held jointly with family members, shares held in retirement  accounts,  shares held in a fiduciary  capacity or by certain family members,  with respect to which  shares the group  members may be deemed to have sole voting  and/or  investment  power.  The  amounts  reported  exclude  shares proposed to be awarded to such individuals pursuant to the Stock Option Plan and the MRP,  subject  to the  ratification  of such  plans by  stockholders  at the
Meeting.

2 The amount reported represents shares held by the ESOP, none of which have been allocated to accounts of participants. First Bankers Trust Co., N.A.,, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Unallocated shares held by the ESOP or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

3 Includes 200 shares owned by Mr. Cross's wife, as to which he disclaims beneficial ownership.

4 Includes 425 shares owned by Mr. Jones' daughter, as to which he disclaims beneficial ownership.

5 Includes 5,000 shares owned by Mr. Marshall's wife and 3,000 shares owned by Mr. Marshall's daughters, as to which he disclaims beneficial ownership.

6 Includes  7,120 shares owned by Mr.  Quigley's  wife's  Individual  Retirement
Account, as to which he disclaims beneficial ownership.

Director Compensation

     The non-employee Directors of the Bank are paid a fee of $1,000 for each regular meeting of the Bank's Board. Non-employee directors also receive $200 per meeting for attendance at Finance, Examining, and Personnel and Salary Committee Meetings. While no fees are presently paid for attendance at meetings of the Board or committees of the Company, such fees may be paid in the future.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

     The following table sets forth information concerning the compensation paid to the Named Officers for services in all capacities to the Company for the fiscal year ended September 30, 1995.

                                                     Summary Compensation Table
                                                                                                Long-Term
                                                                                               Compensation
                                              Annual Compensation                                 Awards
                                              -------------------                              ------------

                                                                                                        Options/
                                                                                                         Stock
                                                                                      Restricted       Appreciation
   Name and Principal                                            Other Annual           Stock            Rights       All Other
        Position         Year(7)    Salary($)   Bonus($)      Compensation($)8        Award($)9     ("SARs")(#)10  Compensation($)
        --------         -------    ---------   --------      ----------------        ---------     -------------  ---------------
Wilbur J. Cross,         1995       140,000      none              none                 none             none         $4,4111 (1)
President, Chairman of
the Board and
Chief Executive Officer
- --------

7 In accordance with the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, Summary Compensation information is excluded for the years ended September 30, 1994 and 1993, as neither the Bank nor the Company were public companies during such periods.

8 Mr. Cross did not receive additional benefits or perquisites which, in the aggregate, exceed 10% of his salary and bonus.

9 Pursuant to the proposed MRP, the Company intends to grant to Mr. Cross 56,867 shares of restricted stock subject to stockholder ratification of the MRP. For additional information regarding the terms of this award, see "Proposal II - Ratification of the 1996 Management Recognition Plan."

10 Pursuant to the proposed Stock Option Plan, the Company intends to grant Mr. Cross options to purchase 142,168 shares of common stock subject to stockholder ratification of the Stock Option Plan. For additional information regarding the terms of this award, see "Proposal I- Ratification of the 1996 Stock Option and Incentive Plan."

11 Amount includes Company matching contributions accrued to Mr. Cross's accounts under the Bank's 401(k) Plan of $4,200 and life insurance premiums of $211.

Employment Agreements

     The Bank has entered into an employment agreement with Wilbur J. Cross. The agreement has been filed with and approved by the OTS as part of the application of the Company to become a savings and loan holding company. The agreement has an initial term of three years and provides for annual extensions, subject to a performance evaluation by disinterested members of the Board of Directors of the Company. Mr. Cross' current salary under the agreement is $160,000 per year. The employment agreement requires the payment of the employee's annual salary, bonus and benefits by the Company and the Bank for the remaining term of the contract unless the employee dies, voluntarily resigns or is terminated for cause.

     The employment agreement provides that Mr. Cross will be paid an amount equal to 299% of his compensation and will be provided with continued health benefits for the remaining term of the agreement in the event that his employment terminates involuntarily in connection with a "change in control" of the Bank or the Company as defined in such agreement or within twelve months thereafter. For the purposes of the employment agreement, a "change in control" is defined to include, among other things, any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered upon the acquisition of control of 10% of the Company's common stock. Based on his current salary, if the employment of Mr. Cross had been involuntarily terminated as of June 30, 1996 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a cash payment of not more than $455,000.

     The Bank does not currently have a supplemental retirement agreement with Mr. Cross or any other officer providing additional post-retirement benefits above those provided to employees generally as described below. The Bank may determine to provide such additional benefits in the future upon terms not now determined.

Benefit Plans

     Profit Sharing and 401(k) Plan. The Bank has a qualified, tax-exempt savings and profit sharing plan (the "401(k) Plan") qualifying under Section 401(k) of the Internal Revenue Code of 1986 (the "Code"). All full-time salaried employees who have attained age 21 and completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate.

     Participants are permitted to make salary reduction contributions to the 401(k) Plan of between 1% and 6% of the participant's annual salary up to a maximum of $9,500 for the 1995 plan year. Each participant's salary reduction contribution may be matched by the Bank in an amount set by the Board of Directors. In addition, the Bank may make an annual profit sharing contribution to each employee's account in an amount determined annually by the Board of Directors. All participant contributions and earnings are fully and immediately vested. All matching contributions are vested at a rate of 20% per year over a five year period. However, in the event of retirement, disability or death, a participant will automatically become 100% vested in the value of all matching contributions and earnings thereon.

     The funds included in the 401(k) Plan are invested by an independent trustee. Each participant receives a quarterly statement which provides information regarding, among other things, the market value of his investments and contributions made to the 401(k) Plan on his behalf. For the plan year ended December 31, 1995, the Bank's contribution to the 401(k) Plan on behalf of Mr. Cross was $4,325.

     Retirement Income Plan. The Bank sponsors a defined benefit pension plan for its employees (the "Pension Plan"). Full-time salaried employees are eligible to participate in the Pension Plan following the completion of one year of service (1,000 hours worked during a continuous 12-month period) and attainment of 21 years of age. A participant must reach five years of service before attaining a vested interest in his or her retirement benefits, after which such participant is 100% vested. The Pension Plan is funded solely through contributions made by the Bank.

     The benefit provided to a participant at normal retirement age (generally age 65) is based on the participant's average annual compensation during the 36 consecutive months within the final 120 months of service affording the highest such average ("average annual compensation"). Compensation for this purpose is the participant's basic annual salary, including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code, but exclusive of overtime, bonuses or any other special payments. Compensation in excess of $150,000 in the 1996 plan year may not be used to determine average annual compensation. The annual benefit provided to a participant who retires at age 65 is equal to 2% of average annual compensation for each year of service, not to exceed 30 years.

     The annual benefit provided to participants (i) at "early retirement age" (generally age 60) with at least five years of service who elect to defer the payment of their benefits to normal retirement age, (ii) at early retirement age with at least 30 years of service who elect to receive payment of their benefits prior to normal retirement age, or (iii) who commence receipt of their benefits beyond normal retirement age, are calculated basically in the same way as the benefits for normal retirement age, with average annual compensation being multiplied by 2% for each year of such individual's actual years of service, not to exceed 30 years. A participant eligible for early retirement benefits who does not meet the requirements set forth above will have his or her benefits adjusted as further described in the Pension Plan.

     The following table sets forth information showing the annual benefit payable under the Pension Plan based upon compensation and years of service calculated as shown above. The Pension Plan also provides for disability and death benefits.

                                                         Pension Plan Table
                                                      Years of Credited Service
            Remuneration                   15                        20                        25                       30
            ------------                   --                        --                        --                       --
              $75,000                   $22,500                   $30,000                   $37,500                  $45,000
              100,000                    30,000                    40,000                    50,000                   60,000
              125,000                    37,500                    50,000                    62,500                   75,000
              150,000                    45,000                    60,000                    75,000                   90,000
              175,000                    45,000                    60,000                    75,000                   90,000
              200,000                    45,000                    60,000                    75,000                   90,000
              225,000                    45,000                    60,000                    75,000                   90,000

     Employee Stock Ownership Plan. Effective as of April 18, 1996, the Company established the ESOP. The ESOP, which invests primarily in common stock of the Company, is designed to qualify as a stock bonus plan under Section 401 (a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and
Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The ESOP was initially funded with a loan from the Company and the ESOP used the proceeds of that loan to acquire 454,940 shares of stock of the Company in the Company's initial public offering.

     The Bank intends to make annual contributions to the ESOP in an amount to be determined annually by its Board of Directors, but not less than the amount needed to pay the obligations on the loan to the ESOP. These contributions would be allocated among all eligible participants in proportion to their compensation. The Bank will not make contributions if such contribution would cause the Bank to violate its regulatory capital requirements. Amounts to be allocated to a participant's account are allocated generally based upon each participant's pro rata share of the compensation of all participants during the year for which the allocation is made. Participants' interests in the ESOP become fully vested upon each participant completing five years of service. Generally, participants may not make withdrawals from their accounts while actively employed. The vested portion of a participant's account will be distributed upon his termination of employment.

     Participating employees are entitled to instruct the trustee of the ESOP as to how to vote the shares of common stock held in their account. Unallocated shares held by the ESOP or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants. Because the voting of ESOP shares is controlled by officers and employees, the ESOP could make it more difficult for a third party to acquire control of the Company and therefore could have the effect of discouraging offers to acquire the Company which are viewed by stockholders who are not officers or employees as being in their best interest.

     The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

     The 454,940 shares owned by the ESOP are expected to be voted in favor of the two proposals.

      PROPOSAL I - RATIFICATION OF THE 1996 STOCK OPTION AND INCENTIVE PLAN

General

     Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with OTS regulations; however, the OTS has not endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

     The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and as described in "Awards Under the Stock Option Plan" herein, and will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 568,675 shares of the Common Stock (10% of the shares issued in the Bank's conversion to stock form). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, the percentage ownership interest of existing stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 419,333 shares of Common Stock will be awarded, which will leave available 149,342 shares for future awards.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest.

     In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly takeover attempts that are not negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a super-majority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even if a majority of the stockholders approve of such transaction. Furthermore, until April 18, 1999 (three years after the consummation of the conversion of the Bank to the stock form of ownership), federal regulations prohibit any person from acquiring or offering to acquire the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

     Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of at least one-fifth of the initial award per year, subject to the participant maintaining continuous service to the Company or its subsidiaries from the date of grant.

     Pursuant to OTS regulations, non-employee directors of the Company individually, and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30% of the total shares subject to the Stock Option Plan, respectively. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

     Shares delivered upon the exercise of options granted pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an option which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by the Stock Option and Management Recognition Plan Committee of the Board of Directors of the Company (the "SOP and MRP Committee"), which is comprised of non-employee directors of the Company. Directors Marshall, Oren and Steifel have been appointed as the present members of the SOP and MRP Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 57 persons. In granting awards under the Stock Option Plan, the SOP and MRP Committee considers, among other things, position and years of service, value of the participants' services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

Stock Options

     The term of stock options may not exceed ten years from the date of grant. The SOP and MRP Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the SOP and MRP Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the SOP and MRP Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the SOP and MRP Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the SOP and MRP Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant immediately prior to his death, but in no event later than ten years after grant. Following the death of any participant, the SOP and MRP Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

     The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the SOP and MRP Committee, shares of Common Stock, or a combination of both.

     The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 28,433 shares of Common Stock to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. In addition, the Stock Option Plan provides for the grant of a non-qualified stock option to purchase 28,433 shares to each director of the Company who is not an employee elected subsequent to stockholder ratification of the Stock Option Plan, subject to availability. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

Stock Appreciation Rights

     The SOP and MRP Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the SOP and MRP Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

     SARs will require an expense accrual by the Company each year for the appreciation on the SARs which are anticipated to be exercised. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and the amount, if any, by which the market value of the SARs exceeds the exercise price. There is no current plan to award SARs under the Stock Option Plan.

Limited Stock Appreciation Rights

     LSARs are SARs which are exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid to the grantee on exercise of an LSAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price.
Payment upon exercise of an LSAR will be in cash.

     LSARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, LSARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. There is no current plan to award LSARs under the Stock Option Plan.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the SOP and MRP Committee in the event of any merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

     In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to receive an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not, without the prior ratification of the stockholders, make any amendment which (i) increases the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increases the benefits accruing to participants, (iii) materially changes the requirements as to eligibility for participation in the Stock Option Plan or (iv) changes the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further options may be granted under the Stock Option Plan.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

     (1) The grant of an option will not, itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such grant.

     (2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in
Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly) and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds

$150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

     (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

     (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

     (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards Under the Stock Option Plan

     The following table presents information at August 26, 1996 with respect to the number of awards of options which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company and the Bank as a group and (iv) all non-executive officer employees of the Company or the Bank as a group. On August 26, 1996, the closing price for the Common Stock as quoted on the Nasdaq Stock Market was $10.625 per share.

                      1996 STOCK OPTION AND INCENTIVE PLAN

                                                         Dollar        Number of
      Name and Position                                 Value (12)      Shares
      -----------------                                 ----------      ------

Wilbur J. Cross, President, Chairman
of the Board and Chief Executive
Officer ............................................         --          142,168

Executive Group (5 persons) ........................         --          236,168

Non-Executive Director Group
(5 persons) ........................................         --          142,165

Non-Executive Officer Employee
Group (3 persons) ..................................         --           41,000
- --------
12 Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.


     Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.


               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE
                      1996 STOCK OPTION AND INCENTIVE PLAN.

       PROPOSAL II - RATIFICATION OF THE 1996 MANAGEMENT RECOGNITION PLAN

General

     Establishment and implementation of the MRP is subject to ratification by stockholders. The MRP is in compliance with OTS regulations; however, the OTS has not endorsed or approved the MRP and no written or oral representation to the contrary is made hereby.

     The MRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The MRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the MRP will ratify the awards proposed thereunder and as described in "Awards under the MRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the MRP. Pursuant to the MRP, 227,470 shares of Common Stock (or 4.0% of the shares sold in the Bank's conversion to stock form), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. Management currently intends, to the extent practicable and feasible, to fund the MRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the MRP, the interests of current stockholders will be diluted. Assuming all MRP Shares are awarded through the use of authorized but unissued Common Stock, the percentage ownership interest of existing stockholders would be diluted by approximately 3.85%. Upon ratification of the MRP by stockholders, it is proposed that an aggregate of 179,732 shares of Common Stock will be awarded to directors and officers of the Company and the Bank, which will leave 47,738 shares available for future awards.

     Attached as Exhibit B to this Proxy Statement is the complete text of the form of the MRP. The principal features of the MRP are summarized below.

Principal Features of the MRP

     The MRP provides for the award of shares of Common Stock ("MRP Shares") subject to the restrictions described below. The MRP is administered by the Company's SOP and MRP Committee. Each award under the MRP will be made on such terms and conditions, consistent with the terms of the MRP and applicable OTS regulations, as the SOP and MRP Committee shall determine.

     The SOP and MRP Committee will select the recipients and terms of awards pursuant to the MRP. See "Proposal I - Ratification of the 1996 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the SOP and MRP Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the MRP, any director, officer or employee of the Company or its affiliates may be selected by the SOP and MRP Committee to participate in the MRP, which currently includes eligible participants of approximately 57 persons.

     The MRP provides that MRP Shares used to fund awards under the MRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any MRP Shares which are forfeited will again be available for issuance under the MRP.

     As required by OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the SOP and MRP Committee at the time of grant, provided that no award may vest earlier than one year from the date of stockholder approval of the MRP and shall not vest at a rate in excess of 20% of the initial award per year except in the event of death or disability. Pursuant to the terms of the MRP, no director who is not an employee of the Company shall be granted awards with respect to more than 5% of the total shares subject to the MRP. All non-employee directors of the Company, in the aggregate, may not be granted awards with respect to more than 30% of the total MRP Shares and no individual shall be granted awards with respect to more than 25% of the total MRP Shares. It is intended that no award granted to an executive officer of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Bank fails to meet all of its fully phased-in capital requirements.

     Subject to compliance with OTS regulations, the SOP and MRP Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Bank by reason of death or disability, MRP Shares still subject to restrictions will be fully vested, free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares not yet vested will be forfeited and returned to the Company.

     Holders of MRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the MRP Shares during the restricted period. In addition, all dividends declared and paid on MRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier to lapse of the restrictions on such shares or the death or disability of the participant and will be credited with interest at a rate set by the SOP and MRP Committee.

     Finally, the MRP provides for an award of 11,373 shares to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the MRP. In addition, the MRP provides for an award equal to 11,373 shares to each non-employee director of the Company elected subsequent to stockholder ratification of the MRP, subject to availability and the limitation discussed below. In addition, no MRP Shares granted to a director who is not full-time employee shall be earned in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Bank fails to meet all of its fully phased-in capital requirements.

Adjustments Upon Changes in Capitalization

     MRP Shares awarded under the MRP will be adjusted by the SOP and MRP Committee in the event of a reorganization, recapitalization, stock split,, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

     Holders of MRP Shares will recognize ordinary income on the date that the MRP Shares are no longer subject to a substantial risk of forfeiture (ordinarily the date on which the MRP Shares vest), in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the MRP Shares. Holders of MRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

Amendment to the MRP

     The Board of Directors of the Company may amend, suspend or terminate the MRP or any portion thereof at any time, subject to OTS Regulations, but no amendment shall be made without the approval of the stockholders of the Company which shall (i) increase the aggregate number of shares with respect to which awards may be made under the MRP (except for adjustments upon change in capitalization as described above), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the MRP or (iv) change the class of persons eligible to participate in the MRP; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the MRP.

Awards Under the MRP

     The following table presents information at August 26, 1996 with respect to the number of MRP Shares which are currently intended to be granted under the MRP, subject to stockholder ratification of the MRP, to (i) the Named Officers,
(ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group.

                        1996 MANAGEMENT RECOGNITION PLAN

      Name and Position                     Dollar Value (13)   Number of Shares
      -----------------                     -----------------   ----------------

Wilbur J. Cross, President, Chairman
of the Board and Chief Executive
Officer ................................. $     604,211.87          56,867

Executive Group (5 persons) ............. $   1,092,961.80         102,867

Non-Executive Director Group
(5 persons) ............................. $     604,190.62          56,865

Non-Executive Officer Employee
Group (3 persons) ....................... $     212,500.00          20,000
- -------------------
13 Assumes an aggregate market value of the MRP Shares based on the closing price of the Common Stock of $10.625 as reported on the Nasdaq Stock Market on August 26, 1996.


               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE
                        1996 MANAGEMENT RECOGNITION PLAN.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 341 Main Street, Catskill, New York 12414, a reasonable time before the solicitation of proxies for such meeting is made. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies for a fee not to exceed $4,500, plus out-of-pocket expenses, not to exceed $2,500. In addition, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                        Catskill,  New York,  September  4, 1996

                                    EXHIBIT A

                      1995 STOCK OPTION AND INCENTIVE PLAN


1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

2.     Definitions.  The following definitions are applicable to the Plan:

       "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Bank" - means Catskill Savings Bank and any successor entity.

       "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

       "Code" - means the Internal Revenue Code of 1986, as amended.

       "Committee" - means the Committee referred to in Section 3 hereof.

       "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to persons granted an Incentive Option means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

       "Corporation"  -  means  Catskill  Financial   Corporation,   a  Delaware
corporation.

       "Disinterested Person" - means any member of the Board of Directors of the Corporation who (A) is an outside director as defined under Section 162 (m) of the Code and the regulations thereunder and (B) a person who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to
Section 19 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

       "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

       "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

       "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

       "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

       "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

       "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

       "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

       "Option"  - means an  Incentive  Stock  Option or a  Non-Qualified  Stock
Option.

       "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or any person who is granted an Award pursuant to
Section 19 hereof.

       "Plan"  -  means  the  1995  Stock  Option  and  Incentive  Plan  of  the
Corporation.

       "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

       "Right"  -  means  a  Limited  Stock   Appreciation   Right  or  a  Stock
Appreciation Right.

       "Shares" - means the shares of common stock of the Corporation.

       "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

3. Administration. The Plan shall be administered by a Committee consisting of two or more members each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

5. Shares Subject to Plan. Subject to adjustment by the operation of Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan, and no director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All non-employee directors of the Corporation as of the date this Plan is adopted by the stockholders of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Corporation and no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant.

       In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

       Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

7.     Exercise of Options or Rights.

       (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

       (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation.

       Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

       (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death or disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and
(ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights of such Participant under any Option or Right shall immediately expire upon giving the Participant notice of such termination.

       (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right as set forth in paragraph (c) of this Section 7, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of
Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C. F. R. ss.563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

       A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related Stock

Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

       For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

       This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall, (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan (except pursuant to Section
II), (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award made pursuant to the Plan.

18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

19. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation and each advisory director and director emeritus of the Bank at the time of stockholder ratification of this Plan who is not an Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase 28,433 shares at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. In addition, each non-employee director of the Corporation elected subsequent to the date of stockholder ratification of this Plan is hereby granted as of the date he or she is elected and qualified a ten-year Non-Qualified Stock Option to purchase 28,433 shares at an Exercise Price equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates.

       Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

                                    EXHIBIT B

                           MANAGEMENT RECOGNITION PLAN


1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates.

2. Definitions. The following definitions are applicable to the Plan:

       "Award" - means the grant of Restricted Stock by the Committee, as provided in the Plan.

       "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

       "Bank" - means Catskill Savings Bank, a capital stock savings institution or any successor entity.

       "Code" - means the Internal Revenue Code of 1986, as amended.

       "Committee" - means the Committee referred to in Section 6 hereof.

       "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

       "Corporation"  -  means  Catskill  Financial   Corporation,   a  Delaware
       corporation.

       "Disinterested Person" - means any member of the Board of Directors of the Corporation who is not being and within the prior year has not been, granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(2)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities.

       "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

       "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

       "Plan" - means the Management Recognition Plan of the Corporation.

       "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

       "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

       "Shares" - means the common stock of the Corporation.

3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

       (a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be voted or sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this Section 3 and
Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

       No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation as of the date this Plan is adopted by the stockholders of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Corporation and no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant. In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

       Subject to compliance with Office of Thrift Supervision Regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

       (b) If a Participant ceases to maintain Continuous Service for any reason (other than death or disability), all Shares of Restricted Stock awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

       (c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

       The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Management Recognition Plan of Catskill Financial Corporation. Copies of such Plan are on file in the office of the Secretary of Catskill Financial Corporation, 341 Main Street, Catskill, New York 12414.

       (d) At the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

       (e) At the time of an award of shares of Restricted Stock, the Committee shall determine that the payment to the Participant of dividends declared or paid on such shares by the Corporation shall be deferred until the lapsing of the restrictions imposed under paragraph (a) of this Section 3, and shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability of the Participant.

       (f) At the expiration of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph (a) of this Section 3.

4. Adjustments upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

5. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

       A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

7. Shares Subject to Plan. Subject to adjustment by the operation of Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares sold in the Bank's conversion to stock form, subject to the Bank's capital level meeting OTS regulatory requirements at the time of submission to stockholders. The shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares reacquired and held as treasury shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

8. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

11. Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 10 hereof.

12. Initial Grants. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation and each advisory director and director emeritus of the Bank at the time of stockholder ratification, who is not a full-time Employee, is hereby granted an Award equal to 11,373 shares. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Committee administering this Plan and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. In addition, each Director elected subsequent to the time of stockholder ratification of this Plan shall be issued an Award equal to the fair market value of 11,373 Shares as determined at the time of stockholder ratification of this Plan, subject to availability. All Awards of Restricted Stock granted pursuant to this Section 12 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. Each of the Awards granted in this Section 12 shall vest in five equal annual installments, with the first installment vesting on the one year anniversary of the date of the grant. Awards granted pursuant to this Section 12 are subject to the conditions of the Plan, including the requirement that the Director maintain Continuous Service with the Corporation or the Bank, provided that no Awards shall be earned in any fiscal year in which the Bank fails to meet all of its fully phased-in capital requirements.

                                REVOCABLE PROXY
                         CATSKILL FINANCIAL CORPORATION

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Catskill Financial Corporation (the "Company"), and the survivor of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all share of common stock , with $.01 par value, of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 341 Main Street, Catskill, New York at the date and time specified in the Proxy Statement, and at any and all adjournments or postponements thereof, as follows:

I.  Ratification of the adoption of the 1996 Stock Option and Incentive Plan.

         [   ]    For          [   ]    Against          [   ]    Abstain

II. Ratification of the adoption of the 1996 Management Recognition Plan.

         [   ]    For          [   ]    Against          [   ]    Abstain

In their discretion, upon such matters as may properly come before the Meeting or any adjournments or postponements thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSTIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The above signed acknowledges receipt from the Company prior to the execution of this Proxy, of a Notice of the Meeting and a Proxy Statement for the Special Meeting.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please be sure to sign and date this Proxy in the box below.


- --------------------------------------------------------------------------------
Date

- --------------------------------------------------------------------------------
Stockholder sign above

- --------------------------------------------------------------------------------
Co-holder (if any) sign above


Detach above card, sign, date and mail in postage paid envelope provided.

                        CATSKILL FINANCIAL CORPORATION

           PLEASE PROMPTLY COMPLETE, DATE, SIGN, & MAIL THIS PROXY CARD TODAY